CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our name in the Pre-Effective Amendment No.1 to the Registration Statement on Form N-14 of Aristotle Funds Series Trust, Securities Act Registration No. 333-269244.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 22, 2023